UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________________________

Date of Report

November 20, 2015

(Date of earliest event reported)

ERBA Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14100 NW 57th Court Miami Lakes, Florida		33014
(Address of principal executive offices)		(Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)     On November 20, 2015, the Audit Committee of the Board of Directors of ERBA Diagnostics, Inc. (the “Company”), after discussion with the Company’s management team, concluded that the Company’s financial statements for each of the years ended December 31, 2014 and 2013 and for each of the interim periods ended March 31, 2015 and June 30, 2015 (collectively, the “Non-Reliance Periods”) should no longer be relied upon. Further, the Company’s disclosures related to such financial statements, such as those included in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, earnings press releases, earnings conference calls and similar prior communications issued by or on behalf of the Company, with respect to the Non-Reliance Periods should also no longer be relied upon. The Company intends to restate its financial statements for the Non-Reliance Periods by filing amendments to its Annual Report on Form 10-K for the year ended December 31, 2014, which will also include details regarding adjustments in the portion of the Non-Reliance Period occurring during the year ended December 31, 2013, and its Quarterly Reports for the periods ended March 31, 2015 and June 30, 2015 (collectively, the “Restated Filings”) as soon as practicable.

In addition, as the Company had previously reported, the Company has delayed the filing of its Quarterly Report on Form 10-Q for the interim period ended September 30, 2015. The Company expects to file its Quarterly Report on Form 10-Q for the interim period ended September 30, 2015 on or about the same time it files the Restated Filings.

Background

As the Company had previously reported, the Company’s management had evaluated the effectiveness of the Company’s internal control over financial reporting and, based upon those evaluations, the Company’s management had concluded that the Company’s internal control over financial reporting was not effective, because there was a material weakness in the Company’s internal control over financial reporting as a result of the Company’s inadequate staffing of its financial accounting office, which had resulted in, among other things, at times the Company being unable to provide timely account reconciliations. As the Company had also previously reported, the Company’s remediation efforts to address this material weakness have been on-going and include, among other things, hiring additional qualified finance personnel and evaluating and undertaking certain improvements to the Company’s systems and processes, which, if successful, the Company believes will be sufficient to provide it with the ability to remediate or cure such material weakness in the future. As the Company had also previously reported, in connection with the Company’s efforts to improve the effectiveness of its internal control over financial reporting, ERBA Diagnostics has undertaken a review of the intercompany transactions among its subsidiaries and the resulting eliminations made, or required to be made, in the process of producing its consolidated financial statements and their potential impact on reported assets and liabilities.

During the third quarter of 2015, the Company implemented, among other things, a new, enhanced balance sheet review process, with a particular focus on reconciliation of significant accounts, including, among others, intercompany accounts and corresponding eliminations made, or required to be made, at the consolidated level, and their potential impact on its consolidated financial statements. In the course of implementing such new, enhanced review process and reviewing such transactions among its subsidiaries and the resulting eliminations made, or required to be made, in the process of producing its consolidated financial statements as discussed above, the Company identified materially out of balance accounts evident in the elimination process and noted erroneous recording of transactions to such intercompany and other accounts throughout the Non-Reliance Periods. The Company’s review of these matters is on-going.

Expected Impact of Restatements

Preliminary indications from the Company’s review are that the necessary adjustments to the Company’s financial statements during the Non-Reliance Periods are expected to result in an aggregate decrease in net income (or increase in net loss) in the approximate range of $3.0 - $4.0 million, as well as in a shift of certain previously recorded income and expense items to the appropriate periods throughout the Non-Reliance Periods. The Company expects these adjustments to materially impact cost of goods sold, general and administrative expense and various off-setting balance sheet accounts. The Company has not yet completed its final determination and review of the matters discussed above and, therefore, the amounts described above and the periods to which they relate are preliminary, unaudited estimates that are subject to change. There can be no assurance that the final amounts and adjustments will not differ materially from the estimated amounts described above, or that additional adjustments will not be identified, the impact of which may be material.

The Audit Committee has discussed the matters set forth in this Current Report on Form 8-K with its independent registered public accounting firm – Mayer Hoffman McCann P.C.

Cautionary Statement Concerning Forward Looking Statements

The Company has made forward-looking statements, which are subject to risks and uncertainties and which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, in this Current Report on Form 8-K. Forward-looking statements may be preceded by, followed by or otherwise include the words “may,” “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “could,” “would,” “should,” or similar expressions or statements that certain events or conditions may occur. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by these forward-looking statements. These forward-looking statements are based largely on the Company’s expectations and the beliefs and assumptions of the Company’s management and on the information currently available to it and are subject to a number of risks and uncertainties, including, but not limited to, the risks and uncertainties that: the Company’s review of the matters described above is on-going and the amounts at issue and the periods to which they relate have not been definitively determined; the amounts described above and the periods to which they relate are preliminary, unaudited estimates that are subject to change; the final amounts and adjustments may differ materially from the estimated amounts described above; additional adjustments may be identified, the impact of which may be material; the Company’s review of the matters described above may take longer to complete than anticipated; the Company’s financial results for the Non-Reliance Periods to be included in the Restated Filings may take longer to prepare than anticipated; the Company’s financial results for the interim period ended September 30, 2015 may take longer to prepare than anticipated; the Company may not be able to file its Quarterly Report on Form 10-Q for the interim period ended September 30, 2015 when anticipated; the Company may receive a non-compliance or delisting letter from the NYSE MKT regarding the Company’s failure to timely file its Quarterly Report on Form 10-Q for the interim period ended September 30, 2015, regarding the Company’s announcement of non-reliance upon its financial statements for the Non-Reliance Periods or regarding the necessity to make the Restated Filings; the NYSE MKT may initiate delisting proceedings, which could result in the Company’s common stock being delisted by the NYSE MKT; and other risks and uncertainties that may cause results to differ materially from those set forth in the forward-looking statements. See also the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014, for further discussion of certain risks and uncertainties that could materially and adversely affect our business, operating results or financial condition. Many of these factors are beyond the Company’s control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

ERBA Diagnostics, Inc.

Dated: November 20, 2015	By:	/s/ Ernesina Scala
Ernesina Scala, Chief Financial Officer